UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): February 20, 2007

NEAH POWER SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22122 20th Ave. SE, Suite 161, Bothell, Washington 98021
(Address of principal executive offices) (Zip Code)

(425) 424-3324
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

Effective on February 20, 2007, we appointed Dr. Buzz Aldrin to our Board of Directors. In addition, Dr. Aldrin will serve as Co-Chairman of our Technical Advisory Board.

Dr. Aldrin, age 77, a former U.S. astronaut best known for his moon walk during the Apollo XI mission in 1969, received his Doctorate in Astronautics from MIT. Since retiring from NASA, the Air Force, and his position as Commander of the Test Pilot School at Edwards Air Force Base, Dr. Aldrin has remained at the forefront of efforts to ensure a continued leading role for America in manned space exploration. In 1993 Dr. Aldrin received a U.S. patent for a permanent space station he designed. In 1996 he founded Starcraft Boosters, Inc., a rocket design company, and in 1998 he created the ShareSpace Foundation, a nonprofit devoted to opening the doors to space tourism for all people. Dr. Aldrin earned a Doctorate in Astronautics from the Massachusetts Institute of Technology in Manned Space Rendezvous. The techniques he devised were used on all NASA missions, including the first space docking with the Russian Cosmonauts. Dr. Aldrin has been presented the Presidential Medal of Freedom, the United States highest honor.

In connection with his service on our Board of Directors, Dr. Aldrin will receive options to purchase 250,000 shares of our common stock, 62,500 shares vesting immediately and 62,500 vesting quarterly thereafter. In connection with his service on our Technical Advisory Board, he will receive options to purchase an additional 250,000 shares of our common stock, 62,500 shares vesting immediately and 62,500 vesting quarterly thereafter.

Dr. Aldrin entered into our standard form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1.

Roger Walton has resigned as a member of the Board of Directors effective February 20, 2007. Mr. Walton did not resign because of a disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Walton will continue as a member of our Technical Advisory Board.

Item 7.01 Regulation FD Disclosure.

On February 20, 2007 we issued a press release regarding the election of Dr. Aldrin to our Board of Directors, a copy of which is furnished as Exhibit 99.1 hereto.

Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
10.1	Form of Indemnification Agreement
99.1	Press release dated February 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEAH POWER SYSTEMS, INC.

Date: February 22, 2007	By:	/s/ David M. Barnes
David M. Barnes
Chief Financial Officer